UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2021

SARISSA CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39640	98-1552641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Steamboat Rd.

Greenwich, CT 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 203-302-2330

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	SRSAU	The Nasdaq Capital Market
Class A ordinary shares	SRSA	The Nasdaq Capital Market
Warrants	SRSAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

(a)

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the U.S. Securities and Exchange Commission (the “SEC”) issued a statement (the “Statement”) discussing the accounting implications of certain terms that are common in warrants issued by special purpose acquisition companies (“SPACs”). Specifically, the Statement focused on certain settlement terms and provisions that are similar to those contained in the Warrant Agreement, dated October 20, 2020, between Sarissa Capital Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, a New York Corporation, as warrant agent, entered into in connection with the Company’s initial public offering (the “IPO”). In light of the Statement, the Company’s management reevaluated the accounting treatment of (i) the 6,666,667 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its IPO and (ii) the 3,333,333 redeemable warrants (the “Sponsor Warrants”) that were issued to the Company’s sponsor and the 666,667 redeemable warrants (collectively with the Public Warrants and the Sponsor Warrants, the “Warrants”) that were issued to Cantor Fitzgerald & Co., in each case in a private placement that closed concurrently with the closing of the IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

On May 19, 2021, the Company’s management, after consultation with the audit committee of the board of directors of the Company (the “Audit Committee”), concluded that, in light of the Statement, it is appropriate to restate the Company’s previously issued (1) audited balance sheet, dated October 23, 2020, included in the Form 8-K that was filed on October 29, 2020, and (2) the Company’s audited financial statements for the year ended December 31, 2020, and for the period from August 12, 2020 (inception) through December 31, 2020, included in the Annual Report on Form 10-K that was filed on March 31, 2021 (the “Relevant Periods”). In light of such restatement, such audited financial statements should no longer be relied upon. The Company will file an amendment to its Annual Report on Form 10-K as of December 31, 2020, which will include the restated audited financial statements for the Relevant Periods. Authorized officers of the Company, as well as the Audit Committee, discussed with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm, the matters disclosed pursuant to this Item 4.02(a).

The Company has determined that, unless the Warrant Agreement is amended in accordance with the terms thereof, it expects to reflect the Warrants as liabilities at fair value at the end of each accounting period and reflect a non-cash charge related to the change in fair value of the Warrants from the beginning of each accounting period to the end of each accounting period. This accounting treatment may have an adverse impact on the Company’s results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARISSA CAPITAL ACQUISITION CORP.

By:	/s/ Patrice Bonfiglio
Name: Patrice Bonfiglio
Title: Chief Financial Officer

Dated: May 21, 2021